INCOME TAXES	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The effective tax rates for the three months ended March 31, 2022 and 2021 were 33.5% and 25.6%, respectively. The higher 2022 effective tax rate was primarily driven by increases in pre-tax losses for which deferred tax benefits were not recognized and the derecognition of certain deferred tax assets, both of which related to Russia. In addition, during 2022, the Company had larger discrete tax charges associated with unrecognized tax benefits.
As in all financial reporting periods, the Company assessed the realizability of its deferred tax assets, which relate to multiple tax jurisdictions in all regions of the world. During the three-month period ended March 31, 2022, the Company changed its assessment regarding the recognition of its Russian deferred tax assets as of the beginning of the period. In addition, the Company was unable to recognize deferred tax assets associated with the current year pre-tax losses in that jurisdiction. These two items combined increased the Company’s current period effective tax rate by 5.1%.
The Company operates in many jurisdictions around the world and is routinely subject to income tax audits. As various ongoing audits are concluded, or as the applicable statutes of limitations expire, it is possible the Company’s amount of unrecognized tax benefits could change during the next twelve months. Those changes, however, are not expected to have a material impact on the Company’s results of operations, balance sheet, or cash flows.